                                                   EXHIBIT A TO
                                 INVESTMENT ADVISORY AGREEMENT DATED APRIL 1, 2005
                              BETWEEN SCOUT INVESTMENT ADVISORS, INC. AND SCOUT FUNDS

----------------------------------------------- ------------------------------------- --------------------------------
                 SERIES NAME                               EFFECTIVE DATE                  DEADLINE FOR RENEWAL
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Stock Fund                                April 1, 2005                         March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Growth Fund                               April 1, 2005                         March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Small-Cap Fund                            April 1, 2005                         March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout International Fund                        April 12, 2005                        March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Bond Fund                                 April 1, 2005                         March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Money Market Fund-Federal Portfolio       April 1, 2005                         March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Money Market Fund - Prime Portfolio       April 1, 2005                         March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Tax-Free Money Market Fund                April 1, 2005                         March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout Mid Cap Fund                              October 28, 2006                      March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout International Discovery Fund              December 31, 2007                     March 31
----------------------------------------------- ------------------------------------- --------------------------------
----------------------------------------------- ------------------------------------- --------------------------------
Scout TrendStar Small Cap Fund                  July 1, 2009                          March 31, 2011 (Initial Term)
----------------------------------------------- ------------------------------------- --------------------------------




IN WITNESS WHEREOF, the parties hereto have caused this Exhibit A to be amended and restated effective as of the 1st day of July, 2009.

SCOUT INVESTMENT ADVISORS, INC.       SCOUT FUNDS, ON BEHALF OF THE SERIES
                                      LISTED ON THIS EXHIBIT A

By:  /S/ CLYDE F. WENDEL               By:  /S/ GARY W. DICENZO
     -------------------                                        ----------------

Name and Title: Clyde F. Wendel,      Name and Title: Gary W. DiCenzo, President
Chairman, President and CEO

                                  EXHIBIT B TO
                INVESTMENT ADVISORY AGREEMENT DATED APRIL 1, 2005
             BETWEEN SCOUT INVESTMENT ADVISORS, INC. AND SCOUT FUNDS

------------------------------- ------------------------------------------------
             FUND               ADVISORY FEE
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Stock Fund                0.60% for the first $1 billion of
                                annual average daily net assets 0.575% for
                                annual average daily net assets over $1 billion
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Growth Fund               0.60% for the first $1 billion of
                                annual average daily net assets 0.575% for
                                annual average daily net assets over $1 billion
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Small Cap Fund            0.75% for the first $1 billion of annual average
                                daily net assets 0.65% for annual average daily
                                net assets over $1 billion
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout International Fund        0.80% for the first $1 billion of annual average
                                daily net assets 0.70% for annual average daily
                                net assets over $1 billion
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Bond Fund                 0.40% of annual average daily net assets
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Money Market Fund -       0.30% of annual average daily net assets
Federal Portfolio
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Money Market Fund -       0.34% of annual average daily net assets
Prime Portfolio
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Tax-Free Money Market     0.30% of annual average daily net assets
Fund
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout Mid Cap Fund              0.80% for the first $1 billion of annual average
                                daily net assets 0.70% for annual average daily
                                net assets over $1 billion
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout International Discovery   0.95% for the first $1 billion of annual average
                                daily net assets Fund 0.85% for annual average
                                daily net assets over $1 billion
------------------------------- ------------------------------------------------
------------------------------- ------------------------------------------------
Scout TrendStar Small Cap Fund  0.75% of annual average daily net assets
------------------------------- ------------------------------------------------



IN WITNESS WHEREOF, the parties hereto have caused this Exhibit B to be amended and restated effective as of the 1st day of July, 2009.

SCOUT INVESTMENT ADVISORS, INC.       SCOUT FUNDS, ON BEHALF OF THE SERIES
                                      LISTED ON THIS EXHIBIT B

By:  /S/ CLYDE F. WENDEL              By:  /S/ GARY W. DICENZO
     -------------------                   -------------------

Name and Title: Clyde F. Wendel,      Name and Title: Gary W. DiCenzo, President
Chairman, President and CEO